EXHIBIT 10.14











                                   NUCO2 INC.


                                       and


                          CHASE EQUITY ASSOCIATES L.P.
                            EMPIRE INSURANCE COMPANY,
                                    ORIX USA,
                          DK ACQUISITION PARTNERS, L.P.
                                       AND
                     NATIONSBANC MONTGOMERY SECURITIES, INC.



                           ---------------------------





                                WARRANT AGREEMENT

                          Dated as of October 31, 1997




                           ---------------------------

                                TABLE OF CONTENTS

                                                                            PAGE



Section 1.       Definitions, Accounting Terms and
                 Determinations...............................................1
         1.1     Definitions..................................................1
         1.2     Accounting Terms and Determinations..........................9

Section 2.       Purchase, Sale and Exercise of Warrants......................9
         2.1     Authorization and Issuance of Shares
                 and Warrants.................................................9
         2.2     The Closing..................................................9
         2.3     Initial Holder Representations, Warranties
                 and Agreements..............................................10
         2.4     Securities Act Compliance...................................10
         2.5     Exercise of Warrants........................................10

Section 3.       Representations and Warranties..............................13
         3.1     Existence...................................................13
         3.2     No Breach...................................................13
         3.3     Corporate Action............................................13
         3.4     Approvals...................................................14
         3.5     Investment Company Act......................................14
         3.6     Public Utility Holding Company Act..........................14
         3.7     Capitalization..............................................14
         3.8     Private Offering............................................15
         3.9     SEC Documents; Financial Statements.........................15

Section 4.       Transfers Generally: Securities Act
                 Compliance..................................................16
         4.1     Transfers Generally.........................................16
         4.2     Transfers of Restricted Securities
                 Pursuant to Registration Statements
                 and Rule 144, Etc...........................................16
         4.3     Notice of Certain Transfers.................................16
         4.4     Restrictive Legend..........................................16
         4.5     Termination of Restrictions.................................17

Section 5.       Additional Provisions Relating
                 to Transfers................................................17


                                  (i)

                                                                           PAGE

         5.1     Disposition of Securities...................................17
         5.2     Transfer Restriction........................................18
         5.3     Repurchase of Common Stock..................................19
         5.4     Cancellation and Reissuance.................................19
         5.5     Transfer, Division and Combination..........................19

Section 6.       Adjustment of Stock Unit....................................20
         6.1     Stock Dividends, Subdivisions and
                 Combinations................................................20
         6.2     Issuance of Additional Shares of
                 Common Stock................................................20
         6.3     Issuance of Options.........................................21
         6.4     Issuance of Convertible Securities..........................22
         6.5     Superseding Adjustment of Stock Unit........................23
         6.6     Other Provisions Applicable to
                 Adjustments Under this Section 6............................24

Section 7.       Consolidation, Merger, Share Exchange, etc.;
                 Distributions...............................................26
         7.1     Consolidation, Merger, Share Exchange, etc..................26
         7.2     Distributions upon Declaration of Dividend
                 or Other Distribution.......................................27
         7.3     Dilution in Case of Other Securities........................28

Section 8.       Notice to Warrant Holders...................................28
         8.1     Notice of Adjustment of Stock Unit
                 or Exercise Price...........................................28
         8.2     Notice of Certain Corporate Actions.........................29
         8.3     Limitation on Holders' Rights...............................29

Section 9.       Reservation and Authorization of
                 Common Stock................................................30

Section 10.      Taking of Record; Stock and Warrant
                 Transfer Books..............................................30

Section 11.      Holders' Special Rights.....................................31
         11.1    Replacement of Instruments..................................31
         11.2    Restrictions on Certain Action..............................31
         11.3    Inspection Rights...........................................32
         11.4    Board Attendance............................................32


                                 (ii)

                                                                           PAGE

Section 12.      Registration................................................34
         12.1    Notice......................................................34
         12.2    Proration...................................................36
         12.3    Registration Procedures.....................................37
         12.4    Holdback on Sales...........................................40
         12.5    Expenses....................................................40
         12.6    Indemnification.............................................40
         12.7    No Other Registration Rights................................43
         12.8    Rule 144....................................................44

Section 13.      Miscellaneous...............................................44
         13.1    Waiver......................................................44
         13.2    Notices.....................................................44
         13.3    Office of the Company.......................................44
         13.4    Expenses, Transfer Taxes and
                 Other Charges...............................................45
         13.5    Amendments, Etc.............................................46
         13.6    Successors and Assigns......................................46
         13.7    Survival....................................................46
         13.8    Regulation Y................................................46
         13.9    Captions....................................................46
         13.10   Counterparts................................................46
         13.11   Governing Law...............................................47
         13.12   Severability................................................47
         13.13   Entire Agreement............................................47
         13.14   No Third Party Beneficiary..................................47


SCHEDULE 1       -    Schedule of Warrants and Options
SCHEDULE 2       -    Authorized and Outstanding Capital Stock

ANNEX 1          -    Form of Warrant



                                      (iii)

                                WARRANT AGREEMENT

                      WARRANT  AGREEMENT  dated as of October  31,  1997  among:
NuCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "COMPANY"); and each of the investors signatory hereto (individually, an "INITIAL HOLDER" and, collectively, the "INITIAL HOLDERS").

                      WHEREAS, in connection with the issuance by the Company of up to $25,000,000 aggregate principal amount of Senior Subordinated Notes (the "NOTES") and as an inducement for the purchase by the Initial Holders of up to such $25,000,000 aggregate principal amount of the Notes, the Company has agreed to issue Warrants to the Initial Holders providing for the purchase of shares of Common Stock of the Company, in the manner hereinafter provided.

                      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                      Section    1.    DEFINITIONS,    ACCOUNTING    TERMS   AND
DETERMINATIONS.

                      1.1 DEFINITIONS. Except as expressly provided herein, the following terms shall have the following meanings (all terms in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings in the plural and vice versa):

                      "1995 STOCK OPTION PLAN" shall mean the Company's 1995 Stock Option Plan for employees as the same may be amended from time to time.

                      "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold by the Company on or after the date hereof, other than (i) the shares of Common Stock described as being issued and outstanding




                                WARRANT AGREEMENT
in Section 3.07 hereof and (ii) the Option Stock, Options and Warrants listed on
Schedule 1 hereto.

                      "AFFILIATE" shall have the meaning assigned thereto in Rule 12b-2 of the Exchange Act. Notwithstanding the foregoing, (a) no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation, and (b) none of the Initial Holders (or any of their Affiliates) shall be an Affiliate of the Company.

                      "BANK HOLDING COMPANY AFFILIATE" shall mean, with respect to any Holder subject to the provisions of Regulation Y. (i) if such Holder is a bank holding company, any company controlled by such bank holding company or
(ii) the bank holding company that controls such Holder and any other Person controlled by such bank holding company.

                      "BOARD" shall mean the Board of Directors of the Company.

                      "BOC WARRANT" shall mean the warrant to acquire up to 1,000,000 shares of Common Stock dated May 1, 1997 from the Company in favor of The BOC Group, Inc.

                      "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York City.

                      "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                      "COMMISSION"   shall  mean  the  Securities  and  Exchange
Commission or any other similar or successor agency of the Federal government with primary responsibility for administering the Securities Act.

                      "COMMON STOCK" shall mean the Company's authorized Common Stock, par value $.001 per share, and any stock into which such Common Stock may thereafter be changed, and also shall


                                WARRANT AGREEMENT
include stock of the Company of any other class (including, without limitation, any future class(es) of such Common Stock), which is not preferred as to dividends or assets over any class of stock of the Company and which is not subject to redemption.

                      "COMPANY" shall have the meaning assigned to such term in the first paragraph of this Agreement, and shall include any successors and permitted assigns of the Company.

                      "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

                      "CONVERTIBLE SECURITY VALUE" shall mean the fair market value of a Convertible Security on the date of issuance, reasonably determined in good faith by the Board, less the proceeds received by the Company for such conversion or exchange.

                      "CURRENT MARKET PRICE", per share of Common Stock, for the purposes of any provision hereof or of a Warrant at the date herein or therein specified, shall be deemed to be (a) with respect to any Additional Shares of Common Stock issued (or to be issued) in a public offering (other than a public offering effected as a part of a merger or other acquisition transaction by the Company, in which case paragraph (b) below shall apply), the offering price of such Additional Shares and (b) otherwise, the average of the daily market prices for each day during the 20 consecutive trading days immediately preceding such date as of which such a price can be established in the manner set forth in the next sentence. The market price for each such trading day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system. Notwithstanding the foregoing, the "Current Market Price" per share of Common stock for shares to be issued in


                                WARRANT AGREEMENT
connection with an acquisition of assets or stock, a tender or exchange offer, a merger or other business combination shall be deemed to be the price per share as determined in such acquisition, tender or exchange offer, merger or other business combination agreement.

                      "CURRENT WARRANT PRICE", for the purpose of any provision hereof or of a Warrant at the date herein or therein specified, shall mean the amount per share of Common Stock equal to the quotient resulting from dividing the Exercise Price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

                      "DATE OF ISSUANCE" shall have the meaning assigned to such term in SECTION 11.05 hereof.

                      "DEMAND NOTICE" shall have the meaning assigned to such term in SECTION 12.01 hereof.

                      "DEMAND REGISTRATION" shall have the meaning assigned to such term in SECTION 12.01 hereof.

                      "DIRECTORS' STOCK OPTION PLAN" shall mean the Company's Directors' Stock Option Plan for non-employee directors as the same may be amended from time to time.

                      "ELECTION NOTICE" shall have the meaning assigned to such term in SECTION 11.05 hereof.

                      "ELECTION PERIOD" shall have the meaning assigned to such term in SECTION 11.05 hereof.

                      "EQUITY SECURITIES" shall mean any securities the rights of which are in the nature of those of the Company's Common Stock, including, without limitation, common stock, any securities having the right to vote for the election of directors, stock appreciation rights, and securities convertible into any of the foregoing.

                                WARRANT AGREEMENT

                      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time or any replacement act.

                      "EXERCISE NOTICE" shall have the meaning assigned to such term in SECTION 2.05 hereof.

                      "EXERCISE PRICE" shall have the meaning assigned to such term in the form of Warrant attached as Annex 1 hereto.

                      "EXPIRATION DATE" shall mean the 7th Anniversary of the closing date of the Notes.

                      "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

                      "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any such government.

                      "HOLDER" shall mean any Person who acquires Restricted Warrants pursuant to the provisions of this Agreement, including, without limitation, the Initial Holders, any Affiliate of the Initial Holders, any Person who becomes a party to this Agreement pursuant to SECTION 5.04 and an Affiliate of such Person and any permitted transferees of any of the foregoing.

                      "INITIAL HOLDER" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                      "IPO WARRANTS" shall mean the warrants to acquire an aggregate of 33,000 shares of Common Stock dated as of May 24, 1996 from the Company in favor of First Analysis Securities Corporation, Allan Cohen, Michael Siemplenski, Richard Drage, Steve Bouck and Mark Koulogeorge.


                                WARRANT AGREEMENT

                      "INDEMNIFIED PARTY" shall have the meaning assigned to such term in SECTION 12.06 hereof.

                      "INDEMNIFYING PARTY" shall have the meaning assigned to such term in SECTION 12.06 hereof.

                      "ISSUE PRICE" shall have the meaning assigned to such term in SECTION 11.05 hereof.

                      "Lien" shall mean any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, or any other type of lien, charge, encumbrance or preferential arrangement.

                      "MAJORITY HOLDERS" shall mean Holders of a majority of the Warrant Stock issued or issuable upon exercise of the Warrants. For purposes of giving notices hereunder, Holders of Warrants shall be deemed holders of Warrant Stock issued upon the exercise thereof.

                      "MAJORITY INITIAL HOLDERS" shall mean Initial Holders of a majority of the Warrant Stock issued or issuable upon exercise of the Warrants. For purposes of giving notices hereunder, Initial Holders of Warrants shall be deemed holders of Warrant Stock issued upon the exercise thereof.

                      "NOTES" shall have the meaning assigned to such term in the second paragraph of this Agreement.

                      "NOTICE OF ISSUANCE" shall have the meaning assigned to such term in SECTION 11.05 hereof.

                      "ON A FULLY DILUTED BASIS" shall mean, with respect to the Common Stock of the Company outstanding at any time, the number of shares of such Common Stock then issued and outstanding, assuming full conversion, exercise and exchange of all issued and outstanding Convertible Securities and Options that shall be (or may become) exchangeable for, or exercisable or


                                WARRANT AGREEMENT
convertible into, such Common Stock, including Warrants with respect thereto; PROVIDED that the number of shares of Common Stock deemed to be outstanding "on a fully diluted basis" shall be reduced (without duplication) by the number of shares of Common Stock purchasable or issuable upon exercise, conversion or exchange of (i) Options or Convertible Securities at the time of calculation that are Out of the Money and (ii) Options issued under the Stock Option Plans.

                      "OPTION" shall mean any warrant, option or other right to subscribe for or purchase Additional Shares of Common Stock or Convertible Securities, including those listed on SCHEDULE I hereto.

                      "OPTION STOCK" shall mean shares of Common Stock not to exceed, in the aggregate, 910,000 shares of Common Stock, issued or issuable in accordance with the Stock Option Plans, PROVIDED that (i) in the case of the 1995 Stock Option Plan, the option exercise price at the time of such grant is not less than 75% of the fair market value of such shares on the date of such grant as reasonably determined in good faith by the Stock Option or other administering Committee of the Board and (ii) the number of shares of Common Stock specified above shall be adjusted as appropriate to reflect any stock split, stock consolidation, subdivision or combination affecting the Common Stock.

                      "OTHER SECURITIES" shall mean any stock (other than Warrant Stock) and other securities of the Company or any other Person (corporate or otherwise) which a Holder at any time shall be entitled to receive, or shall have received, upon exercise of the Warrants held by such Holder or pursuant to SECTION 7 hereof, in lieu of or in addition to Warrant Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Stock or Other Securities received in an earlier exchange, exercise or replacement of Warrant Stock.

                      "OUT OF THE MONEY" shall mean (a) in the case of an Option, that the fair market value of the shares of any Common Stock which the holder thereof is entitled to purchase or


                                WARRANT AGREEMENT
subscribe for is less than the exercise price of such Option and (b) in the case of a Convertible Security, that the quotient resulting from dividing the fair market value of such Convertible Security by the number of shares of any Common Stock into or for which such Convertible Security is exercisable, convertible or exchangeable is greater than the fair market value of a share of such Common Stock.

                      "PARTICIPATING SECURITY" shall mean any security (other than Common Stock) the rights of the holders of which are not limited to (i) a fixed sum or percentage of liquidation preference or principal amount, (ii) a sum determined by reference to a formula based on a published index of interest rates, (iii) an interest rate publicly announced by a financial institution or a similar index of interest rates in respect of interest or dividends or (iv) a fixed sum or percentage of principal amount or liquidation preference in any distribution of assets.

                      "PERSON" shall mean a corporation, an association, limited liability company, a partnership, a joint venture, an organization; a business, an individual or a Government Authority.

                      "PREFERRED STOCK" shall mean, as to any Person, any capital stock of such Person which is preferred as to dividends or assets over any other class of any other stock of such Person.

                      "REGULATED HOLDER" shall mean a Holder which is a bank, a bank holding company or an Affiliate of any of the foregoing.

                      A Regulated Holder shall be deemed to have a "REGULATORY PROBLEM" when (i) such Regulated Holder's investment in the Warrants and/or Warrant Stock exceeds any limitation to which it is subject, or is otherwise not permitted, under any law, rule or regulation of any Governmental Authority (including any position to that effect taken by such Governmental Authority), or
(ii) restrictions are imposed on such Regulated


                                WARRANT AGREEMENT

Holder which, in its reasonable judgment, make it illegal or unduly burdensome for such Regulated Holder to continue to hold such Warrants and/or Warrant Stock.

                      "REGULATION Y" shall mean Regulation Y promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. 225) or any successor regulation.

                      "REPRESENTATIVE" shall have the meaning assigned to such term in SECTION 11.04 of this Agreement.

                      "RESTRICTED CERTIFICATE" shall mean a certificate for Common Stock, Warrants or Other Securities bearing the restrictive legend set forth in SECTION 4.04 hereof.

                      "RESTRICTED SECURITIES" shall mean Restricted Stock and Restricted Warrants.

                      "RESTRICTED STOCK" shall mean Common Stock evidenced by a Restricted Certificate.

                      "RESTRICTED WARRANTS" shall mean Warrants evidenced by a Restricted Certificate.

                      "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act and any successor provision thereto, all as the same shall be in effect at the time.

                      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time or any replacement act.

                      "SELLER"  shall have the meaning  assigned to such term in
SECTION 12.01 hereof.

                      "SELLER NOTICE" shall have the meaning assigned to such term in SECTION 12.01 hereof.


                                WARRANT AGREEMENT

                      "SHAREHOLDER" shall mean any Person who directly or indirectly owns any shares of Common Stock of the Company.

                      "STATE STREET WARRANT" shall mean the warrant to acquire 84,917 shares of Common Stock dated as of June 7, 1997 (original issue date December 22, 1995) from the Company in favor of State Street Bank and Trust Company.

                      "STOCK OPTION PLANS" shall mean the Company's 1995 Stock Option Plan and the Company's Directors' Stock Option Plan.

                      "STOCK UNIT" shall mean one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and Other Securities, cash or other property as shall result from the adjustments specified in SECTIONS 6 and 7 hereof.

                      "SUBSIDIARY" shall mean, for any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity is at the time directly or indirectly owned or controlled by such Person and/or one or more Subsidiaries of such Person.

                      "TRANSFER"  shall mean any  disposition  of any Restricted
Securities, or of any interest in any thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                      "WARRANTS" shall mean the warrant certificates covering the purchase of Stock Units, each in the form of Annex 1 to this Agreement, originally issued by the Company pursuant to SECTION 2 hereof, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and


                                WARRANT AGREEMENT
conditions and expiry date, except as to the number of Stock Units for which they may be exercised and the Exercise Price.

                      "WARRANT STOCK" shall mean the shares of Common Stock of the Company purchasable or purchased upon the exercise of Warrants issued by the Company, including any such Common Stock into which such Common Stock may thereafter be changed.

                      1.2 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Warrants shall be prepared, in accordance with GAAP. All calculations made for purposes of determining compliance with the terms of this Agreement and the Warrants shall (except as may be expressly provided herein) made by application of GAAP.

                      Section 2.  PURCHASE, SALE AND EXERCISE OF WARRANTS.

                      2.1 AUTHORIZATION AND ISSUANCE OF SHARES AND WARRANTS. The Company has authorized: (a) the issue of the Warrants for issuance to the Initial Holders pursuant to this Agreement; and (b) the reservation for issuance of such number of shares of its Common Stock as shall be issuable upon exercise of the warrants.

                      2.2  THE CLOSING.

                           (a) The Company  shall issue to each Initial  Holder,
on the date hereof and for no cash consideration, Warrants covering such number of Stock Units as is equal to the percentage of the issued and outstanding shares of Common Stock on a fully diluted basis on the date of issuance of the Warrants as is specified opposite the name of such Initial Holder on the signature page(s) hereto. The number of shares of Common Stock comprising each Stock Unit covered by the Warrants issued under this Agreement shall be subject to adjustment as provided in SECTIONS 6 and 7 hereof.


                                WARRANT AGREEMENT

                           (b) On the date hereof,  the Company shall deliver to
each Initial Holder a single certificate for the Warrants to be acquired by such Initial Holder hereunder, registered in the name of such Initial Holder, except that, if such Initial Holder shall notify the Company in writing prior to such issuance that it desires certificates for Warrants to be issued in other denominations or registered in the name or names of any Person or Persons referred to in SECTION 5.01(A)(I) or (II) hereof or any nominee or nominees for its or their benefit, then the certificates for Warrants to be issued by the Company shall be issued to such Initial Holder in the denominations and registered in the name or names specified in such notice.

                           (c) On the date  hereof,  the Company will deliver to
each Initial Holder a legal opinion from counsel to the Company in form and substance reasonably satisfactory to each Initial Holder.

                      2.3 INITIAL HOLDER REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each Initial Holder represents and warrants to, and agrees with the Company that (a) such Initial Holder is purchasing for its own account, and not with a view to the resale or distribution of such Warrants or the Warrant Stock or any part thereof, and such Initial Holder is prepared to bear the economic risk of retaining such Warrants and the warrant Stock for an indefinite period, all without prejudice, however, to the right of such Initial Holder at any time, in accordance with this Agreement, lawfully to sell or otherwise to dispose of all part of such Warrants or the Warrant Stock held by it, (b) Initial Holder is an "accredited investor' (as defined in Rule 501 of Regulation D promulgated under the Securities Act), (c) such Initial Holder is experienced in evaluating and investing in securities, and understands that the warrants and the Warrant Stock will be restricted securities, and that a legend to that effect shall be placed on the Restricted Securities, and no public market shall exist for the disposition or transfer of such Restricted Securities, and (d) the acquisition, holding and any transfer of any Restricted Securities by an Initial Holder shall be in compliance with all laws applicable to such Initial Holder.


                                WARRANT AGREEMENT

                      2.4 SECURITIES ACT COMPLIANCE. Each Initial Holder understands that the Company has not registered or qualified the warrants or the Warrant Stock under the Securities Act or any applicable state securities laws and each Initial Holder agrees that neither the Warrants nor the Warrant Stock shall be sold or offered for sale without registration under the Securities Act or the availability of an exemption therefrom, all as more fully provided in
SECTION 4 hereof.

                      2.5 EXERCISE OF WARRANTS. On and after the date hereof and until 5:00 p.m., New York City time, on the Expiration Date, each Holder may, on one or more occasions, on any Business Day, in whole or in part:

                      (a) exercise for cash all or some of the Warrants held by it; and

                      (b) convert all or some of the Warrants held by it into the number of shares of Common Stock for each Stock Unit evidenced by such Warrant which is being so converted, equal to (a)(i) the product of (x) the number of shares of Common Stock comprising a Stock Unit at the time of such conversion and (y) the Current Market Price per share of Common Stock at the time of such conversion MINUS (ii) the Exercise Price per Stock Unit at the time of such conversion, DIVIDED BY (b) the Current Market Price per share of Common Stock at the time of such conversion, in each case by delivering to the Company, at its office maintained for such purpose pursuant to SECTION 13.03 hereof:

                      (i) a written notice (the "EXERCISE NOTICE") of such Holder's election to exercise such warrant or convert such Warrant, as the case may be, in the form of the Exercise Form set out at the end thereof (or a reasonable facsimile thereof), which notice shall specify the number of Stock Units to be purchased or converted, as the case may be; and


                                WARRANT AGREEMENT

            (ii)      such Warrant,

and, in the case of an exercise of such Warrant, a certified or bank check or checks payable to the Company in an aggregate amount equal to the aggregate Exercise Price for the number of Stock Units as to which such Warrant is being exercised. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to such Holder a stock certificate or certificates representing the aggregate number of shares of Warrant Stock and Other Securities issuable upon such exercise or conversion and any other property to which such Holder is entitled by virtue of the exercise of any Warrants.

                      If a Holder is subject to the provisions of Regulation Y. such Holder shall not, and shall not permit any of its Bank Holding Company Affiliates to, exercise any Warrant if, after giving effect to such exercise,
(i) such Holder and its Bank Holding Company Affiliates would own more than 5` of the total issued and outstanding shares of Common Stock on a fully diluted basis or (ii) such Holder would be deemed under Regulation Y to have the power to exercise, directly or indirectly, a controlling influence over the management or policies of, or would otherwise control, the Company (and for purposes of this clause (ii), a reasoned opinion of counsel to such Holder delivered to such Holder (which is based on facts and circumstances deemed appropriate by such counsel) to the effect that such Holder does not have the power to exercise such a controlling influence or otherwise control the Company shall be conclusive).

                      The stock certificate or certificates for warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of such Holder or such name or names as shall be designated in such Exercise Notice. Such stock certificate or certificates shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed to have


                                WARRANT AGREEMENT
become a holder of record of such shares, including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a Shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and the Warrant to which such exercise relates is received by the Company as aforesaid, and all taxes required to be paid by Holder, if any, pursuant to SECTION 13.04(C) hereof, prior to the issuance of such shares have been paid. If such Warrant shall have been exercised or converted only in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock and other securities, execute and deliver to such Holder a new warrant evidencing the rights of such Holder to purchase (or convert) the unpurchased (or unconverted) Stock Units called for by such Warrant, which new Warrant shall in all other respects be identical with the surrendered Warrant.

                      All shares of Common Stock issuable upon the exercise or conversion of a Warrant shall, upon payment therefor in accordance herewith, be duly and validly issued by the Company, fully paid and nonassessable and free and clear of all Liens.

                      The Company shall not be required to issue a fractional share of Common Stock or Other Securities upon exercise or conversion of any Warrant. As to any fraction of a share of Common Stock or Other Securities which a Holder would otherwise be entitled to purchase upon such exercise or conversion, the Company may in lieu of the issuance of a fractional share pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock or Other Securities on the date of exercise.

                      2.6 ISSUE PRICE; ORIGINAL ISSUE DISCOUNT. Having considered all facts relevant to a determination of the value of the Notes and the warrants being acquired by the Initial Holders, the Company and the Initial Holders have concluded and do hereby agree that, for the purposes of Section 305 and of Section 1273 of the Code, and for purposes of determining any original issue


                                WARRANT AGREEMENT
discount with respect to the Notes to be issued at the closing hereof, the issue price for the Notes and the Warrants is $24,750,000 and $250,000, respectively. The Company and the Holders agree not to take a position on any income tax return, before any governmental agency charged with collection of any income tax or in any judicial proceeding that is inconsistent herewith, unless required to do so pursuant to a "Determination" within the meaning of Section 1313(a)(i) of the Code.

                      Section 3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Initial Holders that:

                      3.1   EXISTENCE.   The  Company  is  a  corporation   duly
organized, validly existing and in good standing under the Laws of the State of Florida.

                      3.2 NO BREACH. Except as described in SECTION 3.04 hereof, none of the execution and delivery of this Agreement and the Warrants, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, which conflict, breach, failure to obtain consent or default would have a material adverse effect on the financial condition of the Company and its Subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations hereunder.

                      3.3 CORPORATE ACTION. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Warrants; the execution, delivery and performance by the Company of this Agreement and the Warrants have been duly authorized by all necessary corporate action (including all required shareholder


                                WARRANT AGREEMENT
action) on the part of the Company; this Agreement has been duly executed and delivered by the Company and constitutes, and the Warrants when executed, issued and delivered pursuant to this Agreement will constitute, valid and legally binding obligations of the Company entitled to the benefits provided therein, and the Warrant Stock initially covered by the Warrants shall, when issued and delivered against payment therefor in accordance with the Warrants, be duly and validly issued, fully paid and nonassessable; and the Warrants when executed and delivered by the Company will constitute, its legal, valid and binding obligations, enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought at equity or in law).

                      3.4 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Company of this Agreement or of the Warrants or for the validity or enforceability hereof or thereof. Any such action required to be taken as a condition to the execution and delivery of this Agreement and the Warrants, or the issuance of the Warrants, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

                      3.5 INVESTMENT COMPANY ACT. Neither the Company nor any of its Subsidiaries is an "investment company", or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                      3.6 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                      3.7  CAPITALIZATION.



                                WARRANT AGREEMENT

                      (a) Upon the issuance of the warrants under this Agreement, the total number of shares of capital stock which the Company has authority to issue and the outstanding shares of the Company will be as set forth in SCHEDULE 2 hereto. Upon the issuance of the Warrants under this Agreement, the Company shall not have outstanding any stock or securities convertible into or exchangeable for any shares of capital stock nor shall it have outstanding any rights to subscribe for or to purchase, or any Options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock other than (i) the Warrants to be issued pursuant to this Agreement, and (ii) the Option Stock, Options and Warrants listed on SCHEDULE 1.

                      (b) There is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act other than (i) this Agreement, (ii) the BOC warrant, (iii) the IPO warrants, and the (iv) the State Street Warrant.

                      3.8 PRIVATE OFFERING. The purchases to be made by the Initial Holders pursuant to this Agreement are to be separate and several purchases. The Company agrees that neither it nor anyone acting on its behalf has offered or will offer the Warrants or the Warrant Stock, or any part thereof, or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Warrants within the provisions of Section 5 of the Securities Act.

                      3.9 SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed in a timely manner all documents that the Company was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Exchange Act, since its initial public offering. As of their respective filing dates, all documents filed by the Company with the Commission ("SEC Documents')


                                WARRANT AGREEMENT
complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with GAAP and fairly present the consolidated financial position of the Company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

                      Section 4. TRANSFERS GENERALLY: SECURITIES ACT COMPLIANCE.

                      4.1 TRANSFERS GENERALLY.  Except as otherwise permitted by
SECTION 5 hereof, the Restricted Securities shall only be transferable upon the conditions specified in this SECTION 4, which conditions are intended, among other things, to insure compliance with the provisions of Regulation Y and the Securities Act in respect of the transfer of any Restricted Securities. Any Holder shall, by its acceptance of any Warrant hereunder, be deemed to have made the representations, warranties and agreements set forth in SECTION 2.03 hereof on the date of such acceptance.

                      4.2 TRANSFERS OF RESTRICTED SECURITIES PURSUANT TO REGISTRATION STATEMENTS AND RULE 144, ETC. The Restricted Securities may be offered or sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, (b) to the extent applicable, Rule 144 or
(c) subject to SECTION 4.03 hereof, any other applicable exemption from the Securities Act.


                                WARRANT AGREEMENT

                      4.3 NOTICE OF CERTAIN TRANSFERS. If any Holder of any Restricted Security desires to transfer such Restricted Security other than pursuant to an effective registration statement, Rule 144 under the Securities Act an applicable exemption from the Securities Act or in accordance with
SECTION 5.01(A) hereof, such Holder shall deliver to the Company at least 7 Business Days' prior written notice with respect to the proposed transfer, together with an opinion (at such Holder's expense) of Milbank, Tweed, Hadley & McCloy, or such other counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and specifying the applicable exemption.

                      4.4 RESTRICTIVE LEGEND. Unless and until otherwise permitted by this SECTION 4, each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant, each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, each certificate for any Other Securities issued in connection with the exercise of any Warrant and each certificate for any Other Securities issued to any subsequent transferee of any such certificate in respect thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

                      "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 31, 1997, BETWEEN NUCO2 INC., A FLORIDA CORPORATION,


                                WARRANT AGREEMENT

                      AND CERTAIN INITIAL HOLDERS, AS SUCH WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF SUCH WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE AFORESAID CORPORATION. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH WARRANT AGREEMENT."

                      4.5 TERMINATION OF RESTRICTIONS. The restrictions imposed by this SECTION 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or are eligible to be sold pursuant to paragraph
(k) of Rule 144. Whenever the restrictions imposed by this SECTION 4 shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall, upon written request, be entitled to receive from the Company, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

                      Section 5. ADDITIONAL PROVISIONS RELATING TO TRANSFERS.

                      5.1 DISPOSITION OF SECURITIES. Subject to compliance with all of the provisions of SECTION 4 hereof, any Holder shall have the right to transfer any Restricted Securities to any Person.

                      (a) Subject to compliance with the provisions of SECTION 4 hereof, except with respect to the requirement for an opinion of counsel to the Holder, which shall not be required


                                WARRANT AGREEMENT
under this SECTION 5.01(A), any Holder shall have the right to transfer any Restricted Securities:

                      (i) to any Person who at the time owns (directly or indirectly) at least a majority of the voting capital stock or other equity interests of such Holder;

             (ii) to any Person at least a majority of whose voting capital stock shall at the time be owned (directly or indirectly) by such Holder or by any Person who owns (directly or indirectly) at least a majority of the voting capital stock or other equity interests of such Holder; or

           (iii)      to another Initial Holder.

                      (b) If, in the reasonable judgment of a Holder, a transfer is required to be effected by such Holder because of a Regulatory Problem, the Company shall use reasonable efforts to assist such Holder in disposing of its Warrants and Warrant Stock, subject to and in accordance with the terms of this Agreement and applicable law, to any prospective purchaser which is a financial institution or other institutional investor approved by the Company (which approval shall not be unreasonably withheld or delayed) of the Warrants or Warrant Stock owned by such Holder as such purchaser may reasonably request (PROVIDED that, the Company shall not be required to make available to such purchaser any documents or information if doing so would, in the reasonable judgment of counsel to the Company, compromise any attorney-client privilege existing with respect thereto) or to a direct or indirect competitor of the Company.

                      (c) In the event of any underwritten public offering of Restricted Securities in which a Holder which is subject to the provisions of Regulation Y is participating, the Company shall use its reasonable efforts to assist the underwriter in ensuring that any Warrants or Warrant Stock issued by the Company and sold by such Holder are widely disseminated.


                                WARRANT AGREEMENT

                      5.2 TRANSFER RESTRICTION. Notwithstanding anything in this Agreement or the Warrants to the contrary, no Holder subject to the provisions of Regulation Y shall transfer any Warrants or shares of Warrant Stock issued by the Company and held by it, if, as a result of such transfer or the right to effect such transfer, such Holder would be deemed under Regulation Y to have the power to exercise, directly or indirectly, a controlling influence over the management or policies of, or otherwise control, the Company (and, for purposes of this restriction, a reasoned opinion of counsel to such Holder delivered to such Holder (which is based on facts and circumstances deemed appropriate by such counsel) to the effect that such Holder does not have the power to exercise such a controlling influence or otherwise control the Company shall be conclusive).

                      5.3 REPURCHASE OF COMMON STOCK. The Company shall give 30 days prior written notice to each Holder before purchasing, redeeming, retiring or otherwise acquiring any shares of Common Stock of the Company.

                      5.4 CANCELLATION AND REISSUANCE. If any Initial Holder or any of its Affiliates assigns or otherwise transfers any of its Notes, or assigns any of its rights or obligations thereunder to any Person, such Initial Holder may request (upon 10 Business Days' prior notice to the Company) that a number of warrants held by such Initial Holder be cancelled on the date of such assignment and transfer and that a like number of Warrants be issued by the Company to the Person to whom such Notes are being assigned or otherwise transferred. Upon the date specified in such request, the Company shall issue, and the Initial Holder shall deliver to the Company for cancellation, such number of warrants as aforesaid and the Company and such Person shall execute and deliver an instrument pursuant to which such Person becomes a "Holder" hereunder entitled to all the benefits accorded to a Holder under, and subject to all of the obligations imposed upon a Holder pursuant to, this Agreement and the warrants.


                                WARRANT AGREEMENT

                      5.5 TRANSFER, DIVISION AND COMBINATION. Subject to SECTIONS 4 and 5 hereof, transfer of a Warrant and all rights thereunder, in whole or in part (the "TRANSFERRED WARRANT"), shall be registered on the books of the Company to be maintained for such purpose, upon surrender of such Transferred Warrant at the office of the Company maintained for such purpose pursuant to SECTION 13.03 hereof, together with a written assignment substantially in the form set out at the end of such Transferred Warrant, duly executed by the relevant Holder and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to SECTIONS 4 and 5 hereof and the immediately following sentence, (a) execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, (b) issue to the assignor a new Warrant evidencing the portion of such Transferred warrant not so assigned or transferred and (c) promptly cancel such Transferred Warrant. A Warrant, if properly assigned in compliance with SECTIONS 4 and 5 hereof, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant or Warrants issued. Notwithstanding any provision herein to the contrary, the Company shall not be required to register the transfer of Warrants or Warrant Stock in the name of any Person who acquired such Warrant (or part thereof) or any Warrant Stock otherwise than in accordance with this Agreement.

                      The Company shall maintain with its transfer agent or at its aforesaid office, books for the registration and transfer of the Warrants.

                      Section 6. ADJUSTMENT OF STOCK UNIT. The number of shares of Common Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this SECTION 6. All of the adjustments referred to in this SECTION 6 shall only apply to Warrants which have not yet been exercised. The Company shall not create any class of Common Stock which carries any rights to dividends or assets differing in any respect from the rights of the Common Stock on the date hereof.


                                WARRANT AGREEMENT

                      6.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                      (a) declare or pay a dividend payable in Additional Shares of Common Stock, or

                      (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                      (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of shares of Common Stock comprising a Stock Unit immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

                      6.2 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Market Price at the time the Additional Shares of Common Stock are issued, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock PLUS the number of such Additional Shares of Common Stock so issued, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock PLUS the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market


                                WARRANT AGREEMENT

Price. For purposes of this SECTION 6.02, for all issuances of shares of Common Stock except for those shares issued in connection with an acquisition of assets or stock, a tender or exchange offer, a merger or other business combination, the date as of which the Current Market Price shall be computed shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Common Stock and (ii) the date of actual issuance of such Additional Shares of Common Stock. Subject to SECTION
6.05 hereof, no further adjustment of the number of shares of COMMON Stock comprising a Stock Unit shall be made under this SECTION 6.02 upon the issuance of any Additional Shares of Common Stock:

                      (a) for which an adjustment is provided under SECTION 6.01 hereof;

                      (b) which are issued pursuant to the exercise of any Options or the conversion, exchange or exercise of any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such Options or Convertible Securities (or upon the issuance of any Option therefor) pursuant to SECTION 6.03 or 6.04 hereof; or

                      (c) as a distribution or a dividend which is distributed or declared and paid in accordance with SECTION 7.02 hereof.

                      6.3 ISSUANCE OF OPTIONS. If at any time the Company shall issue or sell, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options, whether or not the rights to purchase thereunder are immediately exercisable, and the consideration received by the Company in payment for such Options (determined in accordance with SECTION 6.06(A) hereof) shall be less than the Current Market Price in effect on the date of and immediately prior to such issuance, sale or fixing of a record date, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in SECTION 6.02 hereof on the basis that (a) the maximum number of Additional Shares of Common


                                WARRANT AGREEMENT

Stock issuable pursuant to all such Options shall be deemed to have been issued as of (and, accordingly, the date as of which the Current Market Price shall be computed shall be) the computation date specified in the next succeeding sentence of this SECTION 6.03, and (b) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be (subject to SECTION
6.05 hereof) the consideration received by the Company for the issuance or sale of such Additional Shares of Common Stock pursuant to the terms of such Options or pursuant to the terms of such Convertible Securities. For purposes of this
SECTION 6.03, the computation  date for clause (a) above shall be the earlier of
(i) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Options, (ii) the date on which the Company shall enter into a firm contract for the issuance or sale of such Options and (iii) the date on which the Company shall issue or sell such Options. No further adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this SECTION 6.03 upon the issuance or sale of any Options to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities or upon the subsequent issue or sale of Additional Shares of Common Stock upon the exercise of such Options, if any such adjustment shall previously have been made upon the issuance or sale of such Option or upon the setting of a record date therefor, or upon any deemed issuance or sale of such Additional Shares of Common Stock, as a distribution or a dividend which is distributed or declared and paid in accordance with SECTION
7.02 hereof. Notwithstanding the foregoing, any issuance of an Option which is issued together with a debt security of the Company, as a unit, shall be treated for the purpose of this SECTION 6 as the issuance of a Convertible Security.

                      6.4 ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration received by the Company in payment for such Convertible Securities shall be less than the Convertible Security Value thereof, then the number of



                                WARRANT AGREEMENT
shares of Common Stock thereafter comprising a Stock Unit shall be increased to a number of shares of Common Stock having a value immediately following the computation date (as established below) equal to the value of the number of shares comprising such Stock Unit immediately before such increase. For this purpose, the value before the increase will be the Current Market Price of the Common Stock (determined as at the date immediately preceding such increase) DIVIDED by the number of shares of Common Stock following the computation date shall be the foregoing value, except that the numerator shall be the Current Market Price PLUS the cash amount paid to the Company for such Convertible Securities LESS the Convertible Security Value of such Convertible Securities on issuance and the denominator shall be increased by the number of Additional Shares of Common Stock issuable on exercise of such Convertible Securities. For purposes of this SECTION 6.04, the computation date shall be the earliest of (i) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (ii) the date on which the Company shall enter into a firm contract for the issuance or sale of such Convertible Securities and (iii) the date of actual issuance or sale of such Convertible Securities. No further adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this SECTION 6.04 upon the issuance or sale of any Convertible Securities or the conversion or exchange of such Convertible Securities into Additional Shares of Common Stock:

                      (A) which are issued or sold pursuant to the exercise of any Option therefor, if any such adjustment shall previously have been made upon the issuance or sale of an Option relating to such Convertible Securities pursuant to SECTION 6.03 hereof; or

                      (B) if any such adjustment in respect thereof shall previously have been made upon the setting of a RECORD date therefor, or upon any deemed issuance or sale of such Convertible Securities; or



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
                      (C) as a distribution or a dividend which is distributed or declared and paid in accordance with SECTION 7.02 hereof.

                      6.5 SUPERSEDING ADJUSTMENT OF STOCK UNIT. If, at any time after any adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to SECTION 6.03 or 6.04 hereof as a result of the issuance of Options or Convertible Securities, or after any new adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to this SECTION 6.05, (a) such Options or the right of conversion, exchange or exercise of such Convertible Securities shall expire, and all or a portion of such Options or the right of conversion, exchange or exercise with respect to all or a portion of such Convertible Securities, as the case may be, shall not have been exercised or treated as having been exercised or otherwise canceled or acquired by the Company in connection with any settlement (including, without limitation, any cash settlement) of such Options or the rights of conversion, or exchange or exercise of such convertible Securities, or
(b) there has been any change (whether by the passage of time or otherwise) in the number of shares issuable upon exercise, conversion or exchange of such Options or Convertible Securities (including as a result of the operation of antidilution provisions applicable thereto), or (c) the consideration per share, for which Additional Shares of Common Stock are issuable pursuant to such Options or the terms of any Convertible Securities, or the maturity of any such Convertible Security, shall be changed (whether by the passage of time or otherwise) then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such Options or Convertible Securities on the basis of:

                      (i) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or sold


                                WARRANT AGREEMENT
         pursuant to the previous exercise of such Options or such right of conversion or exchange, as having been issued or sold on the date or dates of such issuance as determined for purposes of such previous adjustment and for the consideration actually received therefor;

             (ii) treating the maximum number of Additional Shares of Common Stock (A) issuable pursuant to all Options which then remain outstanding and (B) necessary to effect the conversion or exchange of all Convertible Securities which then remain outstanding, as having been issued (subject, however, to further adjustment under this Section 6.05); and

            (iii) making the computations called for in SECTION 6.04 hereof on the basis of the revised terms of such Convertible Securities as if the securities being subject to recomputation were newly issued as of the relevant recomputation date and, if and to the extent called for by the foregoing provisions of this SECTION 6 on the basis aforesaid, a new adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made, and such new adjustment shall supersede the previous adjustment so rescinded and annulled.

                      6.6 OTHER PROVISIONS  APPLICABLE TO ADJUSTMENTS UNDER THIS
SECTION 6. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this SECTION 6, irrespective of the accounting treatment of any consideration described below:

                      (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock, any Options or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company therefor, or, if such Additional Shares of Common Stock, Options or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional


                                WARRANT AGREEMENT

Shares of Common Stock, Options or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price. To the extent that such issuance or sale shall be for consideration other than cash, then the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance, as reasonably determined by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Option to subscribe for or purchase the same shall be the consideration received or receivable by the Company for the sale or issuance of such Option plus the additional consideration payable to the Company upon the exercise thereof in full. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration paid or payable to the Company in respect of the subscription for, sale or issuance of such Convertible Securities plus the additional consideration payable to the Company upon the conversion or exchange thereof in full. In case of the issuance at any time of any Additional Shares of Common Stock in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock consideration equal to the amount of such dividend so paid or satisfied.

                      (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this SECTION 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur except that any adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in SECTION 6.01 hereof) up to but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the aggregate Exercise Price for all Warrants then outstanding. Any adjustment representing a change of less than such minimum percent (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this


                                WARRANT AGREEMENT

SECTION 6 and not previously made, would result in a minimum adjustment on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                      (c) FRACTIONAL INTERESTS. In computing adjustments under this SECTION 6, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

                      (d) WHEN ADJUSTMENT NOT REQUIRED. (i) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to Shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled, and no adjustment in the number of shares of Common Stock thereafter comprising a Stock Unit under SECTION 6.02,
6.03 or 6.04 hereof shall be made in respect of the Warrants held by such Holder. (ii) No adjustment shall be made hereunder in respect of the issuance of Option Stock or options representing the right to acquire Option Stock.

                      Section 7. CONSOLIDATION, MERGER, SHARE EXCHANGE, ETC.; DISTRIBUTIONS. The provisions set forth in this SECTION 7 shall only apply to Warrants which have not yet been exercised.

                      7.1 CONSOLIDATION, MERGER, SHARE EXCHANGE, ETC. In case a consolidation, merger or share exchange of the Company shall be effected with another Person after the date hereof and the Company shall not be the surviving entity, or the Company shall be the surviving entity but its Common Stock shall be changed into securities or other property of another Person, or the sale, lease or transfer of all or a substantial part of its assets to another Person shall be effected after the date hereof, then, as a condition of such consolidation, merger, share


                                WARRANT AGREEMENT
exchange, sale, lease or transfer, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive, upon the exercise of its Warrants, on the basis and the terms and conditions specified herein (and in lieu of each Stock Unit immediately theretofore purchasable and receivable upon the exercise of the Warrants), such shares of stock, securities, cash or other property receivable upon such consolidation, merger, share exchange, sale, lease or transfer as such Holder would have been entitled to receive if its Warrants had been exercised immediately prior to such event. In any such case, appropriate and equitable provision also shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including SECTION 6 hereof) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, cash or other property thereafter deliverable upon the exercise of any Warrants. The Company shall not effect any such consolidation, merger, share exchange, sale, lease or transfer unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, merger or share exchange or the Person purchasing, leasing or otherwise acquiring such assets shall assume, by written instrument, the obligation to deliver to such Holder such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, such Holder may be entitled to upon the exercise of its Warrants. The above provisions of this
SECTION 7.01 shall similarly apply to successive consolidations, mergers, share exchanges, sales, leases or transfers.

                      7.2 DISTRIBUTIONS UPON DECLARATION OF DIVIDEND OR OTHER DISTRIBUTION. So long as any Warrants remain outstanding, the Company shall pay, upon the declaration and payment of any dividend or distribution (whether such dividend or distribution is in the form of cash, debt securities, equity securities or other property) on any class of Common Stock, to each Holder the dividend or distribution that such Holder would be otherwise entitled to receive had such Holder exercised the Warrants held by it in full immediately prior to the taking of record of those holders of Common Stock entitled to any such dividend or


                                WARRANT AGREEMENT
distribution, PROVIDED that, this provision shall apply only to dividends or distributions in respect of the Common Stock other than ordinary, periodic cash dividends paid out of earned surplus of the Company. If such dividend or distribution is in the form of a voting equity security, such Holder will be entitled to receive, at its option, in its stead non-voting equity securities otherwise identical to and convertible at such Holder's option into the equity securities to which such Holder is otherwise entitled thereunder and continuing benefiting from antidilution provisions similar to those herein. This provision shall not apply to stock dividends of Additional Shares of Common Stock, or to a reclassification or recapitalization, PROVIDED that the Company adjusts the number of shares of Common Stock comprising a Stock Unit pursuant to SECTION
6.01 hereof.

                      7.3 DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in SECTION 7.01 hereof) or to subscription, purchase or other acquisition pursuant to any rights, options, warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock, issued or granted by the Company (or any such other issuer or Person) for consideration such as to dilute, on a basis consistent with the standards established in the other provisions of SECTION 6 hereof, the purchase rights granted by the Warrants, then, and in each such case, the computations, adjustments and readjustments provided for in said SECTION 6 with respect to the Stock Units shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the Holders against the effect of such dilution.

                      Section 8.    NOTICE TO WARRANT HOLDERS.



                                WARRANT AGREEMENT

                      8.1 NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE. Whenever the number of shares of Common Stock comprising a Stock Unit shall be adjusted pursuant to SECTION 6 or 7 hereof, the Company shall forthwith obtain a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of Additional Shares of Common Stock issued or sold and, if the consideration therefor was other than cash, a description of how such consideration was valued), specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to SECTION 7 hereof) describing the number and kind of any other securities comprising a Stock Unit, and any change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly and in any case within 10 days after the making of such adjustments cause a signed copy of such certificate to be delivered to each Holder in accordance with SECTION
13.02 hereof. The Company shall keep at its office or agency, maintained for the purpose pursuant to SECTION 13.03 hereof, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective permitted purchaser of a Warrant designated by a holder thereof.

                      8.2 NOTICE OF CERTAIN CORPORATE ACTIONS. In case the Company shall propose (a) to pay any dividend (other than a regular periodic dividend payable in cash out of earned surplus) to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, or
(b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Additional Shares of Common Stock or Other Securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger or share exchange in which the Company is not the surviving entity, or is the surviving entity but its Common Stock


                                WARRANT AGREEMENT
shall be changed into securities or other property of another Person, or sale, lease, transfer or other disposition of all or a majority of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each Holder, in accordance with SECTION 13.02 hereof, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or offering of rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, if any, and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment, if any, which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                      8.3 LIMITATION ON HOLDERS' RIGHTS. Prior to the exercise of any Warrant, the Holder thereof shall not be entitled to any rights of a Shareholder (subject to SECTION 7.02 hereof with respect to dividends and distributions), including, without limitation, the right to vote or receive dividends or other distributions, or any notice of any proceedings of the Company except as expressly provided in this Agreement.

                      Section 9. RESERVATION AND AUTHORIZATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise or conversion of Warrants such number of its authorized but unissued shares of Common Stock as will be


                                WARRANT AGREEMENT
sufficient to permit the exercise in full of all outstanding Warrants from time to time. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment of the applicable Exercise Price therefor in accordance with the terms hereof and of the Warrants, shall be duly and validly issued by the Company, fully paid and nonassessable and free and clear of all Liens.

                      Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which is necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock free and clear of all Liens upon the exercise of all the Warrants immediately after the taking of such action.

                      Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Current Warrant Price per share of Common Stock, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                      The Company will list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants. The Company will also so list on each national securities exchange, and will maintain such listing of, any Other Securities if at the time any securities of the same class shall be listed on such national securities exchange by the Company.

                      Section 10. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.


                                WARRANT AGREEMENT

                      (a) In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of SECTION 6 and SECTION 7.02 hereof refers to the taking of a record of such holders, the Company shall in each such case take such a record as of the close of business on a Business Day.

                      (b) The Company shall not close its stock transfer books or Warrant transfer books for the purpose of preventing or delaying the exercise, conversion or transfer of any Warrant.

                      Section 11.   HOLDERS' SPECIAL RIGHTS.

                      11.1 REPLACEMENT OF INSTRUMENTS. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants issued by the Company, and

                      (a) in the case of loss, theft or destruction, of an indemnity reasonably satisfactory to it, PROVIDED that, if the owner of the same is an Initial Holder, its own agreement of indemnity shall be deemed to be satisfactory, or if the owner of the same is a Holder the Company may require a bond, or

                      (b)  in  the  case  of   mutilation,   upon  surrender  or
         cancellation thereof,

the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of warrants or warrant Stock.

                      11.2  RESTRICTIONS ON CERTAIN ACTION.

                      (a) The Company shall not at any time enter into an agreement or other instrument limiting in any manner (other than in a de minimis manner) its ability to perform its


                                WARRANT AGREEMENT
obligations under this Agreement or making such performance or the issuance of shares of Common Stock upon the exercise of any Warrant issued by it a default under any such agreement or instrument.

                      (b) So long as at least 50` of all of the Warrants issued to the Initial Holders hereunder (not including those Warrants issued to NationsBanc Montgomery Securities, Inc.) shall remain outstanding, neither the Company nor any of its Subsidiaries shall (i) issue any Participating Security or Options for or Convertible Securities convertible into a Participating Security, (ii) issue any class of equity other than Common Stock outstanding on the date hereof and any Preferred Stock of the Company or (iii) make or agree to make payments to any Person, such as any "phantom" stock payments, where the amount thereof is calculated with reference to fair market or equity value of the Company or any of the Subsidiaries.

                      11.3 INSPECTION RIGHTS. As and when requested, the Company shall provide to any transferee of Notes who is a Holder of or an Initial Holder of more than 15% of the total outstanding Warrants or the agents or representatives of such holder all information and/or access to all information in respect of the Company and its Subsidiaries as the Company provides to members of the Board at the same time or times and/or subject to the same conditions to which such information or access thereto is provided to such members of the Board.

                      11.4 BOARD ATTENDANCE. So long as the Initial Holders own 50% or more of the Warrants and the Warrant Stock, one representative (the "Representative") appointed by the Majority Initial Holders shall be entitled to attend all meetings of (i) the Board, (ii) the board of directors of any Subsidiary of the Company and (iii) any committee of (i) and (ii) above PROVIDED, HOWEVER, that the Representative shall not be entitled to vote at any such meeting. The Company shall reimburse, by Company check mailed within 30 Business Days of receipt by the Company of proper documentation thereof, the reasonable out-of-pocket expenses incurred by the Representative in connection with



                                WARRANT AGREEMENT

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
attendance at any meetings pursuant to this SECTION 11.04; PROVIDED, HOWEVER, the Representative shall not be entitled to reimbursement for first-class travel.

                      11.5 RIGHT TO PURCHASE EQUITY SECURITIES. (a) So long as an Initial Holder owns any Warrants or Warrant Stock, if the Company proposes to and does issue any Equity Securities (other than in a registered public offering or in a transaction in which Equity Securities are exchanged for the assets or securities of another person; PROVIDED, that the Board has determined in good faith that the assets or securities received by the Company in such exchange have a fair value at least equal to the value of the Equity Securities of the Company exchanged therefor) the Company shall offer each such Initial Holder the right to participate proportionately in a percentage amount equal to the percentage of the Company's Common Stock (on a fully diluted basis) represented by the Warrants and/or Warrant Stock held by each such Initial Holder as of the date of issuance of any such Equity Securities (the "DATE OF ISSUANCE") and on the same terms and conditions and at the same per unit price (the "ISSUE PRICE"). The Company shall give written notice to each such Initial Holders of any such issuance as far in advance of the Date of Issuance as possible, but in no event less than 10 days in advance of the Date of Issuance (a "NOTICE OF ISSUANCE"). The Notice of Issuance will describe in reasonable detail the terms and conditions of the proposed issuance, including the Issue Price, the maximum number of Equity Securities that each Initial Holder will be entitled to purchase (assuming for this purpose only that the number of Warrants and/or shares of Warrant Stock held by each Initial Holder does not change between the date of the giving of such notice and the Date of Issuance) on the Date of Issuance.

                      (b) Each such Initial Holder shall have the option to elect to purchase all or part of such Initial Holder's portion of the Equity Securities described in a Notice of Issuance at the Issue Price and on the other terms contained in the Notice of Issuance by notifying the Company in writing (an "ELECTION NOTICE") at least two business days prior to the Date


                                WARRANT AGREEMENT
of Issuance (the "Election Period"), at which time such Initial Holder shall become irrevocably bound (subject to the satisfaction of all regulatory requirements) to purchase such Equity Securities. Each Election Notice will indicate the number of units that each Initial Holder elects to purchase.

                      (c) Any purchase and sale pursuant to the provisions of this SECTION 11.05 shall occur on the Date of Issuance at the principal offices of the Company unless otherwise agreed. At any closing of a purchase and sale in accordance with this SECTION 11.05, the Company will deliver certificates evidencing the Equity Securities to be so purchased against delivery by each Initial Holder of an amount equal to the number of units that each Initial Holder has elected to purchase multiplied by the Issue Price. Such amount will be payable at such closing. Each Initial Holder making a purchase of Equity Securities pursuant to this SECTION 11.05 shall be responsible for the payment of any transfer or other taxes due as a result of such purchase and such taxes shall be payable at the closing (unless such Initial Holder provides evidence in form satisfactory to the Company that such taxes have been paid).

                      (d) The failure of any Initial Holder to exercise its right to purchase Equity Securities under this SECTION 11.05 in connection with any one issuance of Equity Securities by the Company will not, in any manner, waive or otherwise impair the rights of such Initial Holder to purchase such Initial Holder's share of Equity Securities in connection with any other proposed issuance of Equity Securities to which this SECTION 11.05 is applicable.

                      (e)  Notwithstanding  anything  contained  in this SECTION
11.05 to the contrary, the Company may at any time, regardless of whether an Election Notice has been given, prior to the Date of Issuance abandon an offering as to which it has given a Notice of Issuance, in which case the Initial Holders shall have no further right to purchase the Equity Securities described in such Notice of Issuance.



                                WARRANT AGREEMENT

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
                      Section 12.   REGISTRATION.

                      12.1 NOTICE. On and after the date of this Agreement (a) upon receipt of notice (a "DEMAND NOTICE") from the Majority Holders requesting that the Company effect the registration of Warrants or shares of Warrant Stock held by any Holder or Holders, or (b) whenever the Company otherwise proposes to effect the registration of any Common Stock under the Securities Act, the Company shall promptly, and in any event at least 20 days prior to the anticipated filing date of the proposed registration statement, give written notice of such proposed registration to all Holders. Each Holder that wishes to register its Warrants or shares of Warrant Stock (each, a "SELLER") shall, within 15 days after receipt of such notice from the Company, deliver to the Company a notice (a "SELLER NOTICE") stating that such Seller wishes to participate in such offering and setting forth the number of shares of Warrant Stock that such Seller desires to include in such offering. The Company thereupon shall, subject to SECTION 12.01(C) as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of such shares of Warrant Stock (any such registration effected or undertaken pursuant to a Demand Notice being herein referred to as a "DEMAND REGISTRATION"); PROVIDED, HOWEVER, that the Company shall not be required to effect more than two Demand Registrations PROVIDED, FURTHER that the Company's obligation to effect registration of Warrants or shares of Warrant Stock under Section 12.01(b) shall be unlimited in number. In the event that (i) the amount of securities proposed to be sold by Sellers pursuant to a Demand Notice shall be reduced pursuant to SECTION 12.02(A) hereof to an amount which is less than 75% of the amount of securities originally proposed to be sold by Sellers, or (ii) any Demand Notice shall be withdrawn by the Holder or Holders originally giving such Demand Notice at any time prior to the filing by the Company of a preliminary registration statement in connection with such Demand Notice, then, in such event, no right to a Demand Registration shall be deemed to have been exercised or forfeited and such Demand Notice shall not operate to reduce the Company's obligation to effect a Demand Registration pursuant to a Demand Notice on two occasions;



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                                      -42-
provided, however, if the Demand Notice is withdrawn by the Holder or Holders originally giving such Demand Notice as provided in subparagraph (ii) above, the right to a Demand Registration shall be deemed to have been exercised if such Holder or Holders does not reimburse the Company for all costs and expenses of such withdrawn registration.

                      (a) DEFERRAL OF FILING. The Company may defer the filing (but not the preparation) of a registration statement required by SECTION 12.01(A) until a date not later than 60 days in the case of clause (i) below and, in the case of clause (ii) below, 180 days (or, if longer, 90 days after the effective date of the registration statement contemplated by clause (ii) below), after the date of the Demand Notice if (i) at the time the Company receives the Demand Notice, the Company or any of its Subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or
(ii) prior to receiving the Demand Notice, the Board had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this SECTION 12.01(C) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this SECTION 12.01(C), the Company shall promptly (but in any event within 10 days), upon



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                                      -43-
determining to seek such deferral, deliver to each Seller a certificate signed by an executive officer of the Company pursuant to this SECTION 12.01(C) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 15 days after receiving such certificate, Seller's holding a majority in interest of the warrant Stock for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Notice shall be deemed not to have been made for all purposes of this Agreement. The Company may not invoke its right to defer the filing of a registration statement under this SECTION 12.01(C) more than once in any eighteen month period.

                      (b) If the Majority Holders so elect, the offering of the Warrants, the Warrant Stock and/or the Other Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. If any Demand Registration is in the form of an underwritten offering, the Majority Holders will select and obtain the investment banker or investment bankers that will administer the offering; provided, that such investment banker shall be reasonably satisfactory to the Company.

                      12.2  PRORATION.

                      (a) In the case of a Demand Registration, if underwriter (or, if the offering is not underwritten, an independent financial advisor to the Sellers) determines that marketing factors require a limitation on the number of securities to be offered and sold, there shall be included in such registration only that number of securities that the underwriter, or financial advisor, as the case may be, reasonably believes will not jeopardize the success of the offering. Any reduction in the number of securities to be so offered shall first be pro-rata among all Persons (other than the Company) proposing to sell securities pursuant to such offering who are not Sellers, based on the number of securities originally proposed to be sold by each of them, and then, if necessary, pro-rata among all Sellers based on the number of securities originally proposed to be sold by each of them.


                                WARRANT AGREEMENT

                      (b) In the case of a registration to be effected pursuant to SECTION 12.01(B) hereof, if the underwriter (or, if the offering is not underwritten, an independent financial advisor to the Company) determines that marketing factors require a limitation on the number of securities to be offered and sold in the offering, including securities requested to be offered and sold by Sellers, there shall be included in the offering only that number of securities that the underwriter, or financial advisor, as the case may be, reasonably believes will not jeopardize the success of the offering. Any reduction in the number of securities to be so offered shall be pro-rata among the Shareholders, the Sellers and all other Persons, proposing to sell securities pursuant to such offering, based on the number of securities originally proposed to be sold by each such Person.

Nothing contained herein shall be construed to limit in any way the Company's right, in its sole discretion, to withdraw any registration statement (other than a registration statement filed pursuant to a Demand Notice) before such registration statement becomes effective, or to postpone the offering of securities contemplated by any such registration statement.

                      12.3 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of SECTION 12.01(A) hereof or, with respect to subsections (iii), (vi), (vii), (viii), (ix), (x) and (xiii) of this SECTION 12.03, by the provisions of SECTION 12.01(A) or (B) hereof, to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as expeditiously as possible,

                      (i) prepare and file with the Commission a registration statement on Form S-2, Form S-3 or such other "short-form" as may be available with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of not less than 90 days to permit the sale of such securities in accordance with the plan of distribution chosen by the Seller or Sellers and the underwriter;



                                WARRANT AGREEMENT

             (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

            (iii) furnish to each Seller such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

            (iv) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each Seller shall reasonably request, and do such other reasonable acts and things as may be requested of it to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                      (v) use its best efforts to cause the securities covered by such registration statement to be registered with or approved by such other U.S. or state governmental agencies or authorities as may be necessary to enable the Seller or Sellers thereof to consummate the disposition of such securities;

             (vi) notify each Seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then



                                WARRANT AGREEMENT
         in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (upon receipt of which each Seller agrees to forthwith cease making offers and sales of such securities pursuant to such prospectus and to deliver to the Company any copies of such prospectus then in the possession of such Seller), and at the request of any such Seller promptly prepare and furnish to such Seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (vii) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with one of the first three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act;

           (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

             (ix) use its best efforts to list such securities on any securities exchange on which the Common Stock of the Company is then listed, or, if not so listed, on a national securities exchange, if the listing of such securities is then permitted under the rules of such exchange;

                      (x) provide a transfer agent and registrar for all the securities covered by such registration statement not later than the effective date of such registration statement;



                                WARRANT AGREEMENT

             (xi) enter into such agreements (including an underwriting agreement in customary form containing without limitation customary indemnity and contribution provisions for the benefit of the underwriter or underwriters and the Seller or Sellers) and take such other actions as the Seller or Sellers shall reasonably request in order to expedite or facilitate the disposition of such securities;

            (xii) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as the Seller or Sellers shall reasonably request;

           (xiii) make available for inspection by any Seller of securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

            (xiv) permit any Seller of securities covered by such registration statement to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Seller should be included.

If any such registration or comparable statement refers to any Seller by name or otherwise as the holder of any securities of the Company, then such Seller shall have the right to require (A) the insertion therein of language, in form and substance satisfactory to such Seller, to the effect that the holding by such Seller of such securities is not to be construed as a recommendation by such Seller of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Seller will assist in meeting any future



                                WARRANT AGREEMENT
financial requirements of the Company, or (B) in the event that such reference to such Seller by name or otherwise is not required by the Securities Act, the deletion of the reference to such Seller.

                      The Company may require each Holder of securities to, and each such Holder, as a condition to including Securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration. No Seller may participate in any underwritten registration hereunder unless such Seller (a) agrees to sell such Seller's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-ups, underwriting agreements and other documents reasonably required under the terms of such-underwriting arrangements and these registration rights.

                      Each Seller of securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in
SECTION 12.03(VI), such Seller will forthwith discontinue such Seller's disposition of securities pursuant to the registration statement relating to such securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 12.03 (VI) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Seller's possession of any prospectus relating to such securities at the time of receipt of such notice.

                      12.4 HOLDBACK ON SALES. The Company and the Holders hereby agree not to effect any public sale or distribution of any securities similar to those registered in accordance with SECTION 12.03 hereof during the 14 day period prior to, and during the 45 day period beginning on, the


                                WARRANT AGREEMENT
effective  date  of  any  registration   statement   (except  as  part  of  such
registration statement).

                      12.5 EXPENSES. Subject to SECTION 12.01, all reasonable expenses incurred in complying with this Section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and disbursements of one counsel for the Seller or the Sellers (to be chosen by the Seller or by the Sellers holding a majority of the securities to be included by Sellers in a registration statement), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions (PROVIDED, HOWEVER, the Company may delay such registration for up to 30 days, if such delay will eliminate the need for such special audit), shall be paid by the Company; provided, that in no event shall the Company be required to pay any underwriting discounts, commissions or fees attributable to the sale of warrant Shares by a Seller hereunder.

                      12.6  INDEMNIFICATION.

                      (a) In the event of any registration of any of its securities under the Securities Act pursuant to this SECTION 12, the Company shall, and hereby agrees to, indemnify and hold harmless each Seller of such securities, its directors and officers, partners, and each other Person, if any, who controls such Seller within the meaning of Section 15 of the Securities Act, against any losses to which such Seller or any such director, officer, partner or Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses (or actions in respect thereof) arise out of or are based upon any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus with respect thereto, or any amendment or supplement thereto, or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and


                                WARRANT AGREEMENT
shall reimburse such Seller or such director, officer, partner or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer, partner or participating Person or controlling Person in connection with investigating or defending any such loss; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company for inclusion therein through an instrument duly executed by such Seller; PROVIDED FURTHER, HOWEVER that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the securities concerned to such Person if the Company had prior thereto given such Seller the notice referred to in
SECTION 12.03(VI) hereof and provided to such Seller a supplemented or amended prospectus as contemplated by SECTION 12.03(VI), and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such Seller.

                      (b) Each Seller of securities which are included in a registration statement hereunder, as a condition to including securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses to which the Company or



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
any such director, officer or Person may become subject under the Securities Act or otherwise, insofar as such losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Seller specifically for use in the preparation thereof; PROVIDED, HOWEVER, that the obligation to provide indemnification pursuant to this SECTION 12.06(B) shall be several, and not joint and several, among such Sellers on the basis of the number of securities included by each in such registration statement and the aggregate amount which may be recovered from any holder of securities pursuant to the indemnification provided for in this
SECTION 12.06(B) in connection with any sale of securities shall be limited to the total proceeds received by such holder from the sale of such securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such other Person and shall survive the transfer of such securities by such Seller.

                      (c)  Promptly  after  receipt  by any  Person  under  this
Section of notice of the commencement of any action, such Person (an "INDEMNIFIED PARTY") shall, if a claim in respect thereof is to be made against any other Person (an "INDEMNIFYING PARTY") for indemnity under this Section, notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party, except to the extent that the Indemnifying Party is prejudiced thereby. The Indemnifying Party may, upon being notified of such action, assume the defense thereof, with counsel satisfactory to such


                                WARRANT AGREEMENT

Indemnified Party, and, after such assumption, the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party, in connection with the defense thereof; PROVIDED, HOWEVER, that the Indemnifying Party may not assume the defense of the action, and shall remain liable to the Indemnified Party for its legal expenses of counsel and other expenses, in the event that the Indemnified Party has been advised in writing by counsel who, in good faith determines that a conflict of interest may exist between the Indemnified Party and the Indemnifying Party.

                      (d) If the indemnification provided for in this Section is unenforceable although available, or insufficient to hold harmless an Indemnified Party hereunder for any losses (or actions in respect thereof) in respect of which the provisions of SECTION 12.06(A) or (B) would otherwise apply by their terms, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Indemnifying Party on the one hand or such Indemnified Party on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. The amount paid or payable as a result of the losses (or actions in respect thereof) referred to above in this subsection shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with


                                WARRANT AGREEMENT
investigating or defending any such action or claim. In no event shall any Seller be required to contribute in the aggregate an amount exceeding the amount of proceeds received by such Seller in connection with any offering. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                      12.7 NO OTHER REGISTRATION RIGHTS. The Company shall not grant any registration rights to any holder of securities of the Company in respect of such securities if such registration rights would rank senior to, or otherwise adversely affect in any material respect, the registration rights granted in this Section 12.

                      12.8 RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act so long as the Company is registered under the Exchange Act. Upon the request of any Holders, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                      Section 13.  MISCELLANEOUS.

                      13.1 WAIVER. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                      13.2 NOTICES. All notices and other communications provided for herein and the Warrants (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy), if to (a) any party hereto,


                                WARRANT AGREEMENT
delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party, or (b) any other Person who is the registered Holder of any Warrants or Warrant Stock, to the address for such Holder as it appears in the stock or warrant ledger of the Company. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered, or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. The Company agrees to deliver to each Holder in the manner prescribed by this SECTION 12.02 any notices or other communications delivered to the shareholders of the Company.

                      13.3 OFFICE OF THE COMPANY. So long as any of the Warrants remains outstanding, the Company shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination provided herein and in the Warrants. Such office shall be at 2800 Southeast Market Place, Stuart, Florida 34997 unless and until the Company shall designate and maintain some other office for such purposes and give notice thereof to all Holders.

                      13.4  EXPENSES, TRANSFER TAXES AND OTHER CHARGES.

                      (a) EXPENSES. ETC. The Company agrees to pay or reimburse each of the Initial Holders for paying: (i) all reasonable out-of-pocket costs and expenses of the Initial Holders (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special counsel to the Initial Holders), in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the issuance of warrants hereunder and (y) any amendment, modification or waiver of any of the terms of this Agreement or the Warrants; and (ii) all reasonable fees, costs and expenses of the Initial Holders (including reasonable fees of a single counsel for the Holders) in connection with any default by the


                                WARRANT AGREEMENT

Company hereunder or under any Warrant or in connection with any enforcement action or other proceedings relating hereto or thereto (including, without limitation, the enforcement of this SECTION 13.04).

                      (b) CERTAIN TAXES,  ETC.  Except as otherwise  provided in
SECTION 13.04(C), the Company shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Warrants hereunder or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this SECTION 13.04(B) shall survive any redemption, repurchase or acquisition of Warrants by the Company and the termination of this Agreement.

                      (c) TRANSFER TAXES, ETC. The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issue and delivery of stock or warrant certificates, that are incurred in respect of the issuance or delivery of shares of Common Stock upon exercise or conversion of the Warrants pursuant to SECTION 2 thereof or in connection with any transfer, division or combination of Warrants pursuant to
SECTION 3 thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the relevant Warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                      13.5 AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Company and the Holders of at least 66-2/3% of the Restricted Warrants; PROVIDED that (a) the consent of the Holders of Restricted Warrants shall not be required with respect to any



                                WARRANT AGREEMENT
amendment or waiver which does not affect the rights or benefits of such Holders under this Agreement, (b) the consent of the Holders of Restricted Stock shall be required with respect to any amendment or waiver of SECTION 12, and (c) no such amendment or waiver shall, without the written consent of all Holders of Restricted Stock and Restricted Warrants at the time outstanding, amend this
SECTION 13.05.

                      13.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                      13.7 SURVIVAL.  All representations and warranties made by the Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by each Initial Holder and shall survive the execution and delivery of this Agreement and the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of any Initial Holder. All representations and warranties made by the Initial Holders herein shall be considered to have been relied upon by the Company and shall survive the execution and delivery of this Agreement and the issuance to the Initial Holders of the Warrants, the Warrant Stock and any Other Securities regardless of any investigation made by or on behalf of the Company.

                      13.8 REGULATION Y. The Company shall not be liable for any Holder's breach of any of the provisions herein relating to Regulation Y.

                      13.9 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

13.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.


                                WARRANT AGREEMENT

13.11 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                      13.12 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                      13.13 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and (together with the Warrants) contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                      13.14 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.



                                WARRANT AGREEMENT

                      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   COMPANY

                                   NUCO2 INC.



                                   By: /S/ JOSEPH CRISCUOLO
                                       ------------------------
                                       Title: President

Address for Notices:

                                   NUCO2 INC.
                                   2800 Southeast Market Place
                                   Stuart, Florida 34997
                                   Attention: Joann Sabatino
                                               Chief Financial Officer

                                   Telephone:  561-221-1754
                                   Fax:        561-221-1690


                                   WITH A COPY TO:

                                   Olshan, Grundman, Frome & Rosenzweig LLP
                                   505 Park Avenue, 17th Floor
                                   New York, NY 10022
                                   Attention: Steve Wolosky, Esq.

                                   Telephone:  212-753-7200
                                   Fax:        212-980-7177



                                WARRANT AGREEMENT

PERCENTAGE

3.5%                                 CHASE EQUITY ASSOCIATES L.P.


                                     By Chase Capital Partners,
                                        its general partner


                                     By: /S/ RICHARD D. WATERS
                                         -------------------------
                                         Title:






                                WARRANT AGREEMENT

PERCENTAGE

 .70%                                 ORIX USA CORPORATION



                                     By: /S/ FRANKLIN CLARKE
                                         -----------------------
                                         Title:  President & CEO






                                WARRANT AGREEMENT

PERCENTAGE

 .47%                                 EMPIRE  INSURANCE  COMPANY, as
                                     executed on their behalf by their
                                     Investment Manager, Cohanzick
                                     Management, L.L.C.


                                     By: /S/ DAVID SHERMAN
                                         ---------------------
                                         Title: President






                                WARRANT AGREEMENT

PERCENTAGE

1.17%                                DK ACQUISITION PARTNERS, L.P.

                                     By M.H. Davidson & Co.,
                                        its general partner


                                     By:/S/ THOMAS L. KEMPNER
                                        ------------------------






                                WARRANT AGREEMENT

PERCENTAGE

 .32%                                 NATIONSBANC MONTGOMERY SECURITIES,
INC.


                                     By: /S/ ROBERT D. LONG
                                         ----------------------
                                         Title:
                                         Managing Director






                                WARRANT AGREEMENT

                                   Addresses for Notices:

                                   CHASE CAPITAL PARTNERS
                                   380 Madison Avenue
                                   12th Floor
                                   New York, New York  10017-3100
                                   Attention:  Richard D. Waters

                                   Telephone:  (212) 622-3096
                                   Fax:         (212) 622-3950

                                   WITH A COPY TO:

                                   Milbank, Tweed, Hadley & McCloy
                                   1 Chase Manhattan Plaza
                                   New York, New York  10005
                                   Attention:  John T. O'Connor

                                   Telephone:  (212) 530-5548
                                   Fax:        (212) 530-5219

                                   EMPIRE INSURANCE COMPANY
                                   122 5th Avenue
                                   New York, New York 10011
                                   Attention: Frank Colalucci

                                   Telephone: (212) 387-3113
                                   Fax:       (212) 691-6374

                                   WITH A COPY TO:

                                   COHANZICK MANAGEMENT, L.L.C.
                                   110 East 42nd Street
                                   Suite 1305
                                   New York, New York 10017
                                   Attention: David K. Sherman



                                WARRANT AGREEMENT

                                   Telephone:  (212) 953-6900
                                   Fax:        (212) 953-5833

                                   ORIX USA
                                   780 Third Avenue
                                   48th Floor
                                   New York, New York 10017
                                   Attention: Franklin Clark

                                   Telephone: (212) 418-8355
                                   Fax:       (212) 418-8308

                                   DK ACQUISITIONS PARTNERS, L.P.
                                   c/o M.H. Davidson & Co.
                                   885 Third Avenue, Suite 3300
                                   New York, New York 10022
                                   Attention:  Thomas L. Kempner, Jr.

                                   Telephone:  (212) 371-3000
                                   Fax:        (212) 371-4318

                                   WITH A COPY TO:

                                   Akin, Gump, Strauss, Hauer &
                                     Feld, L.L.P.
                                   590 Madison Avenue
                                   New York, New York 10022
                                   Attention:  Ronald W. Goldberg

                                   Telephone:  (212) 872-1000
                                   Fax:        (212) 872-1002

                                   NATIONSBANC MONTGOMERY SECURITIES,
                                      INC.
                                   9 West 57th Street
                                   New York, New York 10019
                                   Attention:  Thomas C. Liu
                                   Telephone:  (212) 583-8531
                                   Fax:        (212) 583-8561



                                WARRANT AGREEMENT

                                                                      Annex 1 to
                                                               Warrant Agreement


                                [Form of Warrant]

                                     WARRANT

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 31, 1997, BETWEEN NUCO2 INC., A FLORIDA CORPORATION, AND CERTAIN INITIAL HOLDERS, AS SUCH WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF SUCH WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE AFORESAID CORPORATION. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH WARRANT AGREEMENT.

No. of Stock Units: ________________                       Warrant No.__________


                                     WARRANT
                           to Purchase Common Stock of
                                   NUCO2 INC.



                      THIS IS TO CERTIFY THAT [NAME OF INITIAL HOLDER], or its registered assigns, is entitled to purchase in whole or in




                                WARRANT AGREEMENT
part from NUCO2 INC., a Florida corporation (the "COMPANY"), at any time and from time to time on or after the date hereof, but not later than 5:00 p.m., New York City time, on [ ] (the "EXPIRATION DATE"), [_] Stock Units (as defined in the Warrant Agreement referred to below) at a PURCHASE PRICE of [ ] per Stock Unit, PROVIDED that such purchase price shall not be less than the aggregate par value of the capital stock contained in a Stock Unit (the "EXERCISE PRICE"), subject to the terms and conditions set forth herein and in the Warrant
Agreement, each such purchase of a Stock Unit to be made, and to be deemed effective for the purpose of determining the date of exercise, only upon surrender of this warrant to the Company at its office referred to in SECTION
13.03 of the Warrant Agreement, with the Form of Exercise attached hereto (or a reasonable facsimile thereof) duly completed and signed, and upon payment in full to the Company of the Exercise Price (i) in cash or (ii) by certified or official bank check or (iii) by any combination of the foregoing, all as provided in the warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      On and after the date hereof and prior to the Expiration Date, this Warrant may be converted, in whole or in part, at the Holder's option, into the number of shares of Common Stock for each Stock Unit evidenced hereby which is being so converted, equal to (a)(i) the product of (x) the number of shares of Common Stock comprising a Stock Unit at the time of such conversion and (y) the Current Market Price per share of Common Stock at the time of such conversion MINUS (ii) the Exercise Price per Stock Unit at the time of such conversion, DIVIDED BY (b) the Current Market Price per share of Common Stock at the time of such conversion, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      If a Holder is subject to the provisions of Regulation Y. such Holder shall not, and shall not permit any of its Bank Holding Company Affiliates to, exercise this Warrant if, after giving effect to such exercise,
(i) such Holder and its Bank Holding Company Affiliates would own more than 5` of the total issued and outstanding shares of Common Stock on a fully




                                WARRANT AGREEMENT
diluted basis or (ii) such Holder would be deemed under Regulation Y to have the power to exercise, directly or indirectly, a controlling influence over the management or policies of, or would otherwise control, the Company (and for purposes of this clause (ii), a reasoned opinion of counsel to such Holder delivered to such Holder (which is based on facts and circumstances deemed appropriate by such counsel) to the effect that such Holder does not have the power to exercise such a controlling influence or otherwise control the Company shall be conclusive).

                      This Warrant is issued under and in accordance with the Warrant Agreement dated as of October 31, 1997 between the Company and certain investors (as the same may be modified and supplemented in accordance with its terms and as in effect from time to time, the "WARRANT AGREEMENT"), and is subject to the terms and provisions of the Warrant Agreement, which terms and provisions are hereby incorporated by reference herein and made a part hereof. Every Holder of this Warrant consents to all of the terms contained in the Warrant Agreement by acceptance hereof.

                      The number of shares of Common Stock or other securities of the Company constituting one "Stock Unit" are subject to adjustment in certain events as provided in the Warrant Agreement.

                      The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder hereof would otherwise be entitled to purchase upon such exercise, the Company may pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

                      This Warrant may be exchanged either separately or in combination with other warrants at the office of the Company referred to in
SECTION 12.03 of the Warrant Agreement for new Warrants representing the same aggregate number of warrants evidenced by the Warrant or Warrants exchanged, upon surrender of this and any other Warrant being exchanged and upon compliance




                                WARRANT AGREEMENT
with  and  subject  to the  conditions  set  forth  herein  and  in the  Warrant
Agreement.

                      The Warrants and the Warrant Stock shall be transferable only upon compliance with the conditions specified in SECTIONS 4, 5 and 12 of the Warrant Agreement, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder hereof shall be bound by the provisions of (and entitled to the benefits of) said Sections 4, 5 and 12. Upon any such transfer effected in compliance with said Sections 4, 5 and 12, a new Warrant or new Warrants of different denominations, representing in the aggregate a like number of warrants, will be issued to the transferee. Every Holder hereof, by accepting this Warrant, consents and agrees with the Company and with every subsequent Holder of this Warrant that until due presentation for the registration of transfer of this Warrant on the warrant register maintained by the Company, the Company may deem and treat the Person in whose name this Warrant is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

                      Nothing contained in the Warrant Agreement or in this Warrant shall be construed as conferring on the holder of any Warrants or his or her transferee any rights whatsoever as a Shareholder of the Company.

                      No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of such Holder, shall give rise to any liability of such Holder for the Exercise Price or as a Shareholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

                      Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with SECTION 13.02 of the Warrant Agreement.



                                WARRANT AGREEMENT

                      This Warrant shall be deemed a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

                      Each term used herein without definition shall have the meaning assigned thereto in the Warrant Agreement.

                      IN WITNESS WHEREOF, the Company has duly executed this Warrant.

Dated: _________________ _____, 1997


                                   NUCO2 INC.


                                   By _______________________________________
                                      Name:
                                      Title:





                                WARRANT AGREEMENT

                               FORM OF ASSIGNMENT


                      FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of Stock Units covered thereby set forth hereinbelow unto:



                                                             Number of
                                                             Stock
Name of Assignee               Address                       Units





Dated:________________________



                                        _______________________________________
                                        Signature of Registered Holder


                                        _______________________________________
                                        Name of Registered Holder
                                        (Please Print)



Witness:



_______________________________________






                                WARRANT AGREEMENT

                                FORM OF EXERCISE

                (To be executed by the registered holder hereof)


                      The undersigned registered owner of this Warrant hereby

                      SELECT ONE OF THE FOLLOWING TWO CHOICES:

                      [irrevocably exercises this Warrant for the purchase of Stock Units of NUCO2 INC., a Florida corporation, and herewith makes payment therefor in the amount of $__________________, all at the price and on the terms and conditions specified in this Warrant,]

                                       OR

                      [irrevocably converts this Warrant into shares of Common Stock of NUCO2 INC., a Florida corporation, all in the manner and on the terms and conditions specified in this Warrant,]

and requests that (i) certificates and/or other instruments covering such Stock Units be issued in accordance with the instructions given below and (ii) if such Stock Units shall not include all of the Stock Units to which the Holder is entitled under this warrant, that a new warrant of like tenor and date for the balance of the Stock Units issuable hereunder be delivered to the undersigned.

Dated:___________, ______________


                                        _______________________________________
                                        (Signature of Registered Holder)


Instructions for issuance and registration of Stock Units:


Name of Registered Holder:______________________________________________________
(Please print)

Social Security or Other Identifying Number:____________________________________





                                WARRANT AGREEMENT

         Please deliver certificate to the following address:


                 _____________________________________________

                 _____________________________________________

                 _____________________________________________





                                WARRANT AGREEMENT